SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) September 10, 2002


                             NewPower Holdings, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                           1-16157                        52-2208601
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(State or Other Jurisdiction       (Commission                   (IRS Employer
of Incorporation)                  File Number)             Identification No.)


One Manhattanville Road, Purchase, New York               10577
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (914) 697-2100





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Item 5. Other Events.

         As previously reported, on June 11, 2002, NewPower Holdings, Inc. (the "Company") and its wholly owned subsidiaries, TNPC Holdings, Inc. and The New Power Company (collectively, the "Debtors"), each filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Georgia (the "Bankruptcy Court") (Case No. 02-10835). The Debtors manage, and will continue to manage, their properties and operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

         The Company filed its monthly operating report for the period of June 30 - July 31, 2002 (the "July Monthly Operating Report") with the Bankruptcy Court on August 27, 2002. A copy of the July Monthly Operating Report is attached to this report as Exhibit 99.1 and incorporated in this report by reference.*

THE JULY MONTHLY OPERATING REPORT CONTAINS INFORMATION THAT HAS NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, HAS NOT BEEN PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

         The Company cautions readers not to place undue reliance upon the information contained in the July Monthly Operating Report, which contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the July Monthly Operating Report is complete. The July Monthly Operating Report also contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended.

*Certain attachments to the July Monthly Operating Report are not included as part of Exhibit 99.1, but are available at the office of the U.S. Trustee and the Bankruptcy Court. In addition, the Company undertakes to furnish a copy of any such omitted attachment to the Commission upon its request.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibit No.   Description.

             99.1 Monthly Operating Report for the period June 30, 2002 - July 31, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: September 10, 2002


                                        NEWPOWER HOLDINGS, INC.


                                        By:   /s/ H. Eugene Lockhart
                                              Name:   H. Eugene Lockhart
                                              Title:  President & Chief
                                                      Executive Officer



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                                  EXHIBIT INDEX

               The following exhibits are filed herewith:


Exhibit No.                              Description
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99.1   Monthly Operating Report for the period June 30, 2002 - July 31, 2002.



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